Asia Carbon Industries Inc.

ACRB.OB

May 2011









Forward Looking Statement

Except for statements of historical fact, the information presented herein constitutes forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to acquire and develop specific projects, the ability to fund operations and changes in consumer and business consumption habits and other factors over which Asia Carbon Industries, Inc. has little or no control.

Corporate Snapshot



Market capitalization (May 20, 2011)	$51.12M
Stock Price (May 20, 2011)	$1.01
Outstanding Shares	50.61M
Public Float	9.2M
Shareholder's Equity (Mar 31, 2011)	$2.14M

Corporate Evolution



Asia Carbon Industries Inc. ("ACRB" or the "Company") is an emerging, China-based producer of a series of high quality carbon black products under the brand name "Great Double Star." The Company was established in 2003 in Shanxi, China's highest coal producing province. ACRB is one of the top ten carbon black producers in the province and has established relationships with a high-profile customer base.

In November 2008, a contractual arrangement was initiated between HongXing and a wholly-owned foreign owned enterprise, or "WOFE" formed in the PRC, whereby the WOFE is entrusted to manage and operate HongXing. The parent company of the WOFE, Asia Carbon Industries Inc., was incorporated on June 26, 2008, under the laws of the State of Maryland, United States. The net effect of this structure is the provision for the consolidation of the financial statements of ACRB, the WOFE, and HongXing, Carbon Black, Ltd.

Asia Carbon Industries completed a successful $3 million pre-listing private placement in May, 2010, an effective declaration from SEC in October 2010, approval of trading symbol (ACRB.OB) from FINRA, and it also secured DTC eligibility on Feb. 14th, 2011 which paves the way for an active trading market.

Company Overview



Location	Taiyuan, Shanxi Province
Area	72,670 square meters
Annual Capacity	61000 tons
Employment	222 full time employees
Products	N660 , N220 , N330 , naphthalene oil
Sales territory	Shandong Jiangsu Henan Shanxi











Product Category





N660	Soft carbon black with good flexibility, necessary for the production of automobile tire inner tubes and hoses.



N220	A hard carbon black with good strength and elongation properties, used primarily in the manufacturing of automobile tires.



N330	A hard carbon black with a lower production cost; mainly used in manufacturing sides of automobile tires.



Naphthalene oil	By-product of the carbon black production process, it is the precursor to many industrial chemicals.

Manufacturing Process



Row material Supply	Formation Reaction	Separation Process	Granulation	Packaging
■Fuel oil dehydration	■Combustion chamber ■Reaction Chamber ■Heat exchanger ■Air-to-air heat exchanger	■Separation of gas and material	■Refined granulation	■Test ■Packaging ■Storage

Financial Statement



Consolidated Comprehensive Income Statement

At Dec 31,

	2010	Percentage	2009	Percentage	2008
Revenue	$29,686,876	43.77%	$20,648,686	-16%	$24,533,469
Gross profit	$5,696,925	28.75%	$4,424,863	8.54%	$4,076,567
Operating income	$4,703,682	13.91%	$4,129,186	12.27%	$3,677,956
Net Income	$3,273,857	9.65%	$2,985,848	15.96%	$2,574,910

Financial Statement

Revenue


$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0

	2008	2009	2010
Revenue	$24,533,469	$20,648,686	$29,686,876

Gross Profit


$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0

	2008	2009	2010
Gross Profit	$4,076,567	$4,424,863	$5,696,925

Operating Income


$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0

	2008	2009	2010
Operating Income	$3,677,956	$4,129,186	$4,703,682

Net Income


$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0

	2008	2009	2010
Net Income	$2,574,910	$2,985,848	$3,273,857

Financial Statement



Consolidate Income Statement			
Qtr ended at Mar 31,			
	2011	Growth	2010
Revenue	$13,441,516	154%	$5,294,873
Gross Profit	$3,181,432	302%	$790,661
Net Income	$2,105,473	564%	$317,268



$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Revenue
Gross Profit
Net Income
2010 $5,294,873 $790,661 $317,268
2011 $13,441,516 $3,181,432 $2,105,473

Sales Analysis


By Product Category
43%
27%
27%
3%
N220 43%
N330 27%
N660 27%
Naphthaleneoil 3%


By Market Geography
61%
30%
6%
3%
Shandong 61%
Jiangsu 30%
Henan 6%
Shanxi 3%

Growth Strategy



Technological Advance	Complete conversion of remaining production facilities from dry to wet processing
Optimize cost efficiency	Introduce natural gas to optimize cost efficiency
Environmental Benefit	Explore cyclic economy by introducing byproduct to small power plant for generating energy

Competitive Advantage

Geographic Advantage

Coal Tar Oil is our primary raw material produced from coal carbonizing reaction. Asia Carbons location provides the Company with a strong geographic advantage; coal rich Shanxi province offers sufficient raw material supply and costless cargo delivery.

Strong Market Advantage

- We has been located our primary market in Shandong province of providing 60% of total sales revenue since the inception of the company. The company is holding a significant portion in Shandong market through years of operating
- Shandong is viewed as the number one tire manufacturing province where 40% of its tire products are for export purpose. Shandong currently holding more than 40% of domestic tire sales market and 50% of total exportation.
- 70% of tire exportation from Shandong province holds their own brand, where as5 out of ten domestic tire company are located in Shandong

Competitive Advantage

Remarkable Opportunity

- As the second-biggest economy , China is encouraging consumption upgrade based on its vast 1.4 billion population as the GDP increased by10.3% in 2010.
  Car ownership per thousand:
  - China:50
  - Euro:580
  - U.S:700



2000
1800
1600
1400
1200
1000
800
600
400
200
0
2006
2007
2008
2009
2010

Vehicles manufactured in million

- Carbon black is one of three major raw materials, weighted as 50% in tire manufacturing

- In 2010, China sold 18.06 million vehicles throughout the year, continue to sit tight in the throne of the world's No.1(2009 has surpassed the United States), As trend continue. The domestic tire market trend will also benefit from it.

- As a quick develop in tire industry, especially in radial tire manufacturing, we expecting for a 15% annual growth in 5 years

Management Team

Yao Guoyun — Chairman, CEO & President

Ms. Yao is responsible for the day-to-day operation of the Company. "Woman of the Year in Taiyuan Economy".

Meng Chunde — COO and Director

As co-founder, Mr. Meng is now responsible for operations and sales.

Delong Zhou — CFO

He is a CPA, registered in the state of New York, a member of American Institute of Certified Public Accountants, and the New York State Society of Certified Public Accountants.

Wang Jianjun — Assistant Vice Presdient - Finance, Director

Mr. Wang is a certified accountant, with rich experience in corporate finance and accounting.

Michael Segal — Director

Mr. Segal has been a director of the Company since its inception. President and advisor of several company and professional organization.

Management Team

Asia Carbon Industries Inc.

A Leading Supplier of Carbon Black to Chinese Tire Manufacturers & Other Chinese Industries

www.asiacarbonindustries.com

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Investor Relations
Mark Lubchenco
mark@asiacarbonindustries.com

GPKM Goldman Parks Kurland Mohidin

Auditor, BDO member
Goldman Parks Kurland Mohidin, LLP
California

SRFF

Lawyer
Sichenzia Ross Friedman LLP
New York



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